SYMS CORP.

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Syms Corp. (the "Company") on Form 10-K for the year ended February 25, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcy Syms, Chairman and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marcy Syms
Marcy Syms
Chairman and Chief Executive Officer
Syms Corp.
May 25, 2012